SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) March 18, 2003
                                                          --------------


                        CollaGenex Pharmaceuticals, Inc.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)


      Delaware                       0-28308                    52-1758016
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(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
    of Incorporation)                                       Identification No.)


41 University Drive, Newtown, Pennsylvania                      18940
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(Address of Principal Executive Offices)                      (Zip Code)


                                 (215) 579-7388
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                         (Registrant's telephone number,
                              including area code)


         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS.

On March 19, 2003, CollaGenex Pharmaceuticals, Inc., a Delaware corporation (the "Company"), issued a press release announcing that Brian M. Gallagher, PhD, chairman, chief executive officer and president of CollaGenex, will be leaving the Company to pursue other interests. Dr. Gallagher has agreed to remain in his current position until a successor is appointed, and he will work closely with the Company as a consultant for a period of time thereafter to ensure a smooth transition.

The Company has established a search committee of its board of directors and has engaged an executive recruiting firm to help identify a successor to Dr. Gallagher.

The Company and Dr. Gallagher have executed an agreement, pursuant to which the Company shall compensate Dr. Gallagher for, among other things, his services during the transition period and to recognize his historical contributions to the Company. As a result of this agreement, the Company will recognize a non-cash compensation charge relating to certain modifications of Dr. Gallagher's stock option agreements of approximately $250,000 in the first quarter of 2003. CollaGenex also entered into a consulting agreement with Dr. Gallagher pursuant to which he will provide consulting services to the Company for a period of 24 months following the appointment of a new chief executive officer. A complete copy of such agreements are filed herewith as Exhibits 10.1 and 10.2, and are incorporated herein by reference.

The foregoing statements are qualified in their entirety by the Company's press release, a complete copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

        Exhibit No.  Description
        ----------   ------------


            10.1 Transition Agreement and Release dated March 18, 2003 by and between Brian Gallagher and CollaGenex Pharmaceuticals, Inc.

            10.2 Consulting Agreement dated March 18, 2003 by and between Brian Gallagher and CollaGenex Pharmaceuticals, Inc.

            99.1 Press release of CollaGenex Pharmaceuticals, Inc., dated March 19, 2003.

                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            COLLAGENEX PHARMACEUTICALS, INC.



                                            By: /s/ Nancy C. Broadbent
                                               ---------------------------------
                                                Nancy C. Broadbent
                                                Chief Financial Officer
                                                (Principal Financial Officer)


Date:  March 19, 2003